Exhibit 99.1

Aeries Technology, Inc. Reports Results for the Full Fiscal Year 2025

Beats Core Adjusted EBITDA Guidance, North America Revenue Up 15% Year-Over-Year.

NEW YORK, July 02, 2025 - Aeries Technology, Inc. (“Aeries” or “the Company”) (Nasdaq: AERT), a global leader in AI-enabled value creation, business transformation, and Global Capability Center (GCC) delivery for private equity (PE) portfolio companies, today announced financial results for the fiscal year ended March 31, 2025.

As previously communicated, Aeries will discontinue reporting Core Adjusted EBITDA as a financial metric beginning in FY2026. With the company now fully focused on core operations, Adjusted EBITDA and GAAP results will continue to be reported to provide information on the Company’s operating performance.

Ajay Khare, Chief Executive Officer of Aeries, commented, “We began the year forecasting $6–7 million in Core Adjusted EBITDA and ended at $7.4 million, a 365% increase over the previous year, and above the guidance we provided. FY2025 was a defining year for Aeries. We exited non-core geographies —including the Middle East— and fully realigned around our core North American market, where our revenue grew 15% year-over-year to $65.5 million. We strengthened cost controls, sharpened our focus on Global Capability Centers and deepened our engagement with PE-backed businesses in North America. With over 13 years of GCC leadership and a growing portfolio of AI-driven transformation engagements, we enter FY2026 with momentum, clarity, and a scalable platform for growth.”

Fiscal Year Ended March 31, 2025 (Fiscal Year 2025) Financial Highlights

Revenues: Revenues for fiscal year 2025 were $70.2 million, down 3.2% compared to $72.5 million for the fiscal year 2024.

Income/(Loss) from Operations: Income from operations for fiscal year 2025 was $(28.8) million, compared to $3.0 million for fiscal year 2024.

Net Income/(Loss): Net loss for fiscal year 2025 was $(21.6) million, compared to net income of $17.3 million for fiscal year 2024.

Adjusted EBITDA: Adjusted EBITDA for fiscal year 2025 was $(4.7) million, compared to $9.2 million for fiscal year 2024.

Core adjusted EBITDA: Core adjusted EBITDA for fiscal year 2025 was $7.4 million, compared to $1.6 million for fiscal year 2024.

Financial Outlook

The Company is reiterating its stated guidance for fiscal year 2026:

●	Revenue between $74 million and $80 million

●	Adjusted EBITDA between $6 million and $8 million

Conference Call Details

The company will host a conference call to discuss its financial results on Thursday, July 3, 2025, at 8 AM ET. The call will be accessible by telephone at 1-877-407-0792 (domestic) or 1-201-689-8263 (international). The call transcript will also be available on the company’s investor relations website at https://ir.aeriestechnology.com

About Aeries Technology

Aeries Technology (Nasdaq: AERT) is a global leader in Global Capability Center (GCC) solutions. We establish GCCs for Private Equity’s Portfolio Companies and deliver a comprehensive suite of Advisory & Value Creation solutions. Leveraging advanced technologies like AI and automation, Aeries offers tailored engagement models designed to deliver flexible, impact-driven solutions with measurable outcomes.

Founded in 2012, Aeries Technology has grown to over 1,400 professionals, and its commitment to workforce development has earned it the Great Place to Work Certification for two consecutive years.

Non-GAAP Financial Measures

The Company uses non-GAAP financial information and believes it is useful to investors as it provides additional information to facilitate comparisons of historical operating results, identify trends in its underlying operating results and provide additional insight and transparency on how it evaluates the business. The Company uses non-GAAP financial measures to budget, make operating and strategic decisions, and evaluate its performance. The Company has detailed the non-GAAP adjustments that it makes in the non-GAAP definitions below. The adjustments generally fall within the categories of non-cash items. The Company believes the non-GAAP measures presented herein should always be considered along with, and not as a substitute for or superior to, the related GAAP financial measures. In addition, similarly titled items used by other companies may not be comparable due to variations in how they are calculated and how terms are defined. For further information, see “Reconciliation of Non—GAAP Financial Measures” below, including the reconciliations of these non-GAAP measures to their most directly comparable GAAP financial measures.

The Company define Adjusted EBITDA as net income from operations before interest, income taxes, depreciation and amortization, further adjusted to exclude stock-based compensation, M&A transaction-related costs, and changes in fair value of derivative liabilities. The Company define Core Adjusted EBITDA as Adjusted EBITDA less EBITDA from non-core business. Our core business includes GCC services provided to private equity-backed companies, primarily in North America, characterized by long-term relationships, recurring contracts, and multi-year revenue streams. In contrast, our non-core business includes consulting services, primarily for customers in the Middle East, which typically involve one-time engagements with extended collection cycles. Moving forward, we aim for the majority of our revenue to be generated from our core business, and we do not plan to enter into new customer contracts outside North America.

Adjusted EBITDA and Core Adjusted EBITDA are key performance indicators the company uses in evaluating our operating performance and in making financial, operating, and planning decisions. The Company believes these measures are useful to investors in the evaluation of Aeries’ operating performance as such information was used by the Company’s management for internal reporting and planning procedures, including aspects of our consolidated operating budget and capital expenditures. Some of the limitations of Adjusted EBITDA and Core Adjusted EBITDA include: each of these measures does not reflect (i) our cash expenditures or future requirements for capital expenditures or contractual commitments or foreign exchange gain/loss; (ii) changes in, or cash requirements for, working capital; (iii) significant interest expense or the cash requirements necessary to service interest or principal payments on our outstanding debt; (iv) payments made or future requirements for income taxes; (v) cash requirements for future replacement or payment in depreciated or amortized assets; (vi) stock based compensation costs, (vii) severance pay, (viii) Business Combination and M&A transaction related costs, which represent non-recurring legal, professional, personnel and other fees and expenses incurred in connection with potential mergers and acquisitions related activities, and (ix) change in fair value of derivative liabilities. Additionally, the Core Adjusted EBITDA does not reflect the provision for expected credit loss / (profit) from non-core business.

Forward-Looking Statements

All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate”, “expect”, “hope”, “intend”, “may”, “might”, “should”, “would”, “will”, “understand” and similar words are intended to identify forward looking statements. These forward-looking statements include but are not limited to, statements regarding our future operating results, outlook, guidance and financial position, our business strategy and plans, our objectives for future operations, potential acquisitions and macroeconomic trends. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of the control of Aeries and its subsidiaries, which could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not limited to, our ability to continue as a going concern; changes in the business, market, financial, political and legal conditions in India, Singapore, the United States, Mexico, the Cayman Islands and other countries, including developments with respect to inflation, interest rates and the global supply chain, including with respect to economic and geopolitical uncertainty in many markets around the world, the potential of decelerating global economic growth and increased volatility in foreign currency exchange rates; the potential for our business development efforts to maximize our potential value; the ability to maintain the listing of our Class A ordinary shares and our public warrants on Nasdaq, and the potential liquidity and trading of our securities; changes in applicable laws or regulations and other regulatory developments in the United States, India, Singapore, Mexico, the Cayman Islands and other countries; our ability to develop and maintain effective internal controls, including our ability to remediate the material weakness in our internal controls over financial reporting; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our financial performance; our ability to make acquisitions, divestments or form joint ventures or otherwise make investments and the ability to successfully complete such transactions and integrate with our business; the period over which we anticipate our existing cash and cash equivalents will be sufficient to fund our operating expenses and capital expenditure requirements; the conflicts between Russia and Ukraine, and Israel and Hamas, and any restrictive actions that have been or may be taken by the U.S. and/or other countries in response thereto, such as sanctions or export controls; risks related to cybersecurity and data privacy; the impact of inflation; the impact of the COVID-19 pandemic and other similar pandemics and disruptions in the future; and the fluctuation of economic conditions, global conflicts, inflation and other global events on Aeries’ results of operations and global supply chain constraints. Further information on risks, uncertainties and other factors that could affect our financial results are included in Aeries’ periodic and current reports filed with the U.S. Securities and Exchange Commission. Furthermore, Aeries operates in a highly competitive and rapidly changing environment where new and unanticipated risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. Aeries disclaims any intention to, and undertakes no obligation to, update or revise forward-looking statements.

Contact

IR@aeriestechnology.com

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except percentages)

	Year Ended March 31,		$	%
	2025	2024	Change	Change
Revenues, net	$70,198	$72,509	$(2,311)	(3)%
Cost of Revenue	53,478	50,868	2,610	5%
Gross Profit	$16,720	$21,641	$(4,921)	(23)%
Gross Profit Margin	24%	30%

Operating expenses
Selling, general & administrative expenses	45,490	18,654	26,836	144%
Total operating expenses	$45,490	$18,654	$26,836	144%
(Loss) / income from operations	$(28,770)	$2,987	$(31,757)	(1,063)%
Other income / (expense)
Change in fair value of forward purchase agreement put option liability	4,585	14,765	(10,180)	(69)%
Change in fair value of derivative liabilities	738	1,402	(664)	(47)%
Gain on settlement of forward purchase agreement put option liability	581	-	581	100%
Interest income	326	275	51	19%
Interest expense	(751)	(462)	(289)	63%
Other income, net	624	160	464	290%
Total other income	6,103	16,140	(10,037)	(62)%
(Loss) / income before income taxes	(22,667)	19,127	(41,794)	(219)%
Income tax benefit / (expenses)	1,072	(1,871)	2,943	(157)%
Net (loss) / income	$(21,595)	$17,256	$(38,851)	(225)%
Less: Net (loss) / income attributable noncontrolling interest	(1,163)	202	(1,365)	(676)%
Less: Net (loss) / income attributable to redeemable noncontrolling interests	(718)	1.397	(2,115)	(151)%
Net (loss) / income attributable to the shareholders of Aeries Technology, Inc.	$(19,714)	$15,657	$(35,371)	(226)%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In thousands, except percentages)

	Year Ended March 31,
	2025	2024
Net (loss) / income	$(21,595)	$17,256
Income tax (benefit) / expense	(1,072)	1,871
Interest income	(326)	(275)
Interest expense	751	462
Depreciation and amortization	1,384	1,352
Impairment loss	1,693	-
EBITDA	$(19,165)	$20,666
Adjustments
(+) Stock-based compensation	12,746	1,626
(+) Business Combination and M&A transaction related costs	6,993	3,067
(+) Severance Pay	678	-
(-) Change in fair value of derivative liabilities	(5,323)	(16,167)
(-) Gain on settlement of forward purchase agreement put option liability	(581)	-
Adjusted EBITDA	$(4,652)	$9,192
Revenue	70,198	72,509
Adjusted EBITDA margin [Adjusted EBITDA / Revenue]	(6.6)%	12.70%

ADJUSTED EBITDA TO CORE ADJUSTED EBITDA

(In thousands)

	Year Ended
	March 31,
	2025	2024
Adjusted EBITDA	$(4,652)	$9,192
(+) Loss / (Profit) from non-core business	12,058	(7,600)
Core adjusted EBITDA	$7,406	$1,592
Revenue	70,198	72,509
Core adjusted EBITDA margin [Core adjusted EBITDA / Revenue]	10.6%	2.2%

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOW
(In thousands)

	Year Ended March 31,		$	%
	2025	2024	Change	Change
Cash and Cash Equivalents at the beginning of period	$2,084	$1,131	$953	84%
Net cash used in operating activities	(1,009)	(4,299)	3,290	77%
Net cash used in investing activities	(858)	(1,740)	882	51%
Net cash provided by financing activities	2,432	7,056	(4,624)	(66)%
Effects of exchange rates on cash	115	(64)	179	280%
Cash and Cash Equivalents at the end of period	$2,764	$2,084	$680	33%

CONSOLIDATED BALANCE SHEET
(In thousands)

	As of March 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$2,764	$2,084
Accounts receivable, net of allowance of $3,574 and $1,263 as of March 31, 2025 and March 31, 2024, respectively	10,982	23,757
Prepaid expenses and other current assets, net of allowance of $0 and $1, as of March 31, 2025 and March 31, 2024, respectively	7,581	6,995
Total current assets	$21,327	$32,836
Property and equipment, net	1,570	3,579
Operating right-of-use assets	9,602	7,318
Deferred tax assets, net	4,064	1,933
Long-term investments, net of allowance of $76 and $126, as of March 31, 2025 and March 31, 2024, respectively	1,830	1,612
Other assets, net of allowance of $0 and $1, as of March 31, 2025 and March 31, 2024, respectively	1,440	2,129
Total assets	$39,833	$49,407

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND SHAREHOLDERS’ EQUITY / (DEFICIT)
Current liabilities:
Accounts payable	$8,154	$6,616
Accrued compensation and related benefits, current	2,432	3,119
Operating lease liabilities, current	2,543	2,080
Short-term borrowings	6,504	6,778
Forward purchase agreement put option liability	5,034	10,244
Other current liabilities	7,753	9,288
Total current liabilities	$32,420	$38,125
Long term debt	1,096	1,440
Operating lease liabilities, noncurrent	7,483	5,615
Derivative warrant liabilities	629	1,367
Deferred tax liabilities	139	92
Other liabilities	4,170	3,948
Total liabilities	$45,937	$50,587

Commitments and contingencies

Redeemable noncontrolling interest	(42)	734

Shareholders’ equity / (deficit)
Preference shares, $0.0001 par value; 5,000,000 shares authorized; none issued or outstanding	-	-
Class A ordinary shares, $0.0001 par value; 500,000,000 shares authorized; 47,152,626 shares issued and outstanding as of March 31, 2025; 15,619,004 shares issued and outstanding as of March 31, 2024	5	2
Class V ordinary shares, $0.0001 par value; 1 share authorized, issued and outstanding	-	-
Net shareholders’ investment and additional paid-in capital	27,203	-
Less: Common Stock held in treasury at cost; 1,285,392 shares as on March 31, 2025 and 0 shares as on March 31, 2024	(724)	-
Accumulated other comprehensive loss	(908)	(574)
Accumulated deficit	(31,380)	(11,668)
Total Aeries Technology, Inc. shareholders’ deficit	$(5,804)	$(12,240)
Noncontrolling interest	(258)	10,326
Total shareholders’ deficit	(6,062)	(1,914)
Total liabilities, redeemable noncontrolling interest and shareholders’ deficit	$39,833	$49,407